EXHIBIT 23.1
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                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of Able Laboratories, Inc. (the "Company") (formerly known as DynaGen, Inc.) of our report dated February 28, 2002, appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, as amended.




                                                    /s/ Wolf & Company, P.C.
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                                                    WOLF & COMPANY, P.C.



Boston, Massachusetts
February 7, 2003